UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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National Semiconductor Corporation
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Filed by National Semiconductor Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: National Semiconductor Corporation
Commission File No.: 1-6453

FACT SHEET

April 4, 2011

TI to Acquire National Semiconductor

www.ti.com	www.National.com

Headquarters	Dallas, Texas	Santa Clara, California

Employees	28,400	5,700

Revenue	$14.0 billion, CY2010	$1.6 billion, CY2010

Primary	Analog and Embedded	Analog semiconductors
businesses	Processing semiconductors

Analog market share	14%	3%

Sales offices	30 countries	18 countries

Manufacturing locations	8 countries	3 countries

Transaction	On April 4, 2011, TI signed a definitive agreement to acquire National Semiconductor, combining two industry leaders in analog semiconductors.

Complementary expertise	30,000 analog products	12,000 analog products
	Depth in mobile/portable markets	Depth in industrial markets
	Extensive customer reach	Customer design tools
300mm analog manufacturing

Strategic rationale

•      Together, the two companies offer customers an analog portfolio of unmatched depth and breadth for almost any electronic system.

•      The combined sales force will be 10 times larger than National’s current sales force and can unlock National’s growth by exposing its products to more customers in more markets.
• TI believes the combined, larger company can grow significantly faster than the market.

Financial terms

•      TI will acquire National for $25 per share, or about $6.5 billion total.  National has 260 million shares, including 243 million shares outstanding plus additional stock options, restricted shares and other share equivalents.

•      This is an all-cash transaction, funded with a combination of cash balances and debt.

•      The acquisition is subject to U.S. and international regulatory approvals, and it must be approved by National’s shareholders.

•      The transaction is expected to close in six to nine months.

Seamless transition for customers

•      42,000 products with a wide range of performance, power and packaging options.

•      One face and one place for all products and support tools.

•      A single sales force for face-to-face support.

•      Manufacturing capacity to support customers’ growth.

•      No requalification of products, no obsolescence of parts, no part number changes.

About the Companies

Texas Instruments semiconductors help 80,000 customers unlock the possibilities of the world as it could be – smarter, safer, greener, healthier and more fun.  Our commitment to building a better future is ingrained in everything we do – from the responsible manufacturing of our semiconductors, to caring for our employees, to giving back inside our communities.

National Semiconductor is a leader in power management technology. Known for its easy-to-use analog integrated circuits and world-class supply chain, National’s high-performance analog products enable its customers’ systems to be more energy efficient.

Forward-Looking Statements

This fact sheet includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally can be identified by phrases such as TI, National or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.  Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements.  It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of TI or National stock.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to:  the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals at all or in a timely manner; the ability of TI to successfully integrate National’s operations, product lines and technology and realize additional opportunities for growth; the ability of TI to realize synergies in terms of growth and cost savings; and the other risks and important factors contained and identified in TI’s most recent Annual Report on Form 10-K or National’s most recent Quarterly Report on Form 10-Q, and other SEC filings of the companies, that could cause actual results to differ materially from the forward-looking statements.

The forward-looking statements included in this fact sheet are made only as of the date of this fact sheet.  Neither TI nor National undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

National intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with TI.  The definitive proxy statement will be sent or given to the stockholders of National and will contain important information about the proposed merger and related matters.  SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.  The proxy statement and other relevant materials (when they become available), and any other documents filed by National with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.  In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by mail at National Semiconductor Corporation,  Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by telephone at (408) 721-5007.

Participants in the Solicitation

National and TI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from National stockholders in connection with the proposed merger.  Information about TI’s directors and executive officers is set forth in TI’s proxy statement for its 2011 Annual Meeting of Stockholders filed with the SEC on March 7, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 25, 2011.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Texas Instruments Incorporated, P.O. Box 660199, MS 8657, Dallas, TX 75266-0199, Attention: Investor Relations, or by going to TI’s Investor Relations page on its corporate web site at www.ti.com.  Information about National’s directors and executive officers is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 11, 2010.  This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation,  Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that National intends to file with the SEC.

Filed by National Semiconductor Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: National Semiconductor Corporation

Commission File No.: 1-6453

All –

Today, as you can see from the below press release, we are announcing that National Semiconductor will be acquired by Texas Instruments for $25 per share, in an all-cash transaction, valuing National at $6.5 billion. This represents a significant premium of 76% to the company’s closing share price of $14.23 on Friday, April 1.

This compelling transaction reflects the fact that we have made a lot of progress here at National in building our position as a leader in analog, and in particular, our power management capability. Your dedication to our mission, and your hard work, have clearly not gone unnoticed!

While I recognize that this news may come as a surprise, I see this merger as an opportunity for us to join forces with another much larger leader in analog, to create an even stronger organization. Our product and applications strengths are a good fit with TI’s, and highly complementary. To more successfully pursue our revenue growth mission, we can now leverage TI’s much larger and broader capabilities, especially its much larger global sales force, its customer relationships, its proprietary process technologies and, eventually, its 300mm wafer fab capability.

Today’s announcement is just the first step in the process, as we need to obtain shareholder and regulatory approvals. We anticipate this will take around six to nine months to close. During this time, we will continue to operate as independent entities, so for all of us, it will be business as usual. Throughout this process, we are committed to our strategies, and in particular, to supporting our customers and business partners. I ask that each of you stay focused on these priorities.

At 1:30 p.m. PT today, we will host an employee communications meeting for Santa Clara-based employees, where I, along with TI’s CEO Rich Templeton, and Gregg Lowe, TI senior vice president and leader of the Analog business, will talk more about this announcement.

Employees outside of Santa Clara may listen to call. Use one of these phone numbers and call in at least 10-15 minutes before start time:

U.S.:   1-888-423-3273

Outside the U.S.:  +1 612-332-0923

Event Name:  “NTV Live Communication Meeting”

Password:  “Orion”

Please note the following:

1. Calls will be answered by a live operator; this is not an automated entry system

2. Callers must give the operator the name of the event, which is “NTV Live Communication Meeting,” and the password, which is “Orion”

3. Callers will be asked for their name and location

4. This is a listen-only phone bridge

Video of the meeting will be posted on The Signal by the end of the day. Expect additional information on The Signal in the weeks ahead, and from your managers.

Best regards,

Don Macleod

Chairman and Chief Executive Officer

TI to acquire National Semiconductor

Complementary portfolios are foundation for growth

Conference call on TI and National websites at 4:30 p.m. CDT / 2:30 p.m. PDT today

www.ti.com/ir and www.national.com/invest

DALLAS, TEXAS and SANTA CLARA, CALIF. — Texas Instruments Incorporated (TI) (NYSE: TXN) and National Semiconductor (NYSE: NSM) today announced they have signed a definitive agreement under which TI will acquire National for $25 per share in an all-cash transaction of about $6.5 billion.  The acquisition combines two industry leaders in analog semiconductors, each with unique strengths in delivering products to improve performance and efficiency and convert real-world signals in electronic systems.  The boards of directors of both companies have unanimously approved the transaction.

“This acquisition is about strength and growth,” said Rich Templeton, TI’s chairman, president and chief executive officer.  “National has an excellent development team, and its products combined with our own can offer customers an analog portfolio of unmatched depth and breadth.  In recent years, National’s management team has done an outstanding job of improving margins and streamlining expenses, which upon close will increase TI’s profitability and earnings per share, excluding transaction costs.  Our ability to accelerate National’s growth with our much larger sales force is the foundation of our belief that we can produce strong returns on our investment.  The combined sales team will be 10 times larger than National’s is today, and the portfolio will be exposed to more customers in more markets.”

“Our two companies complement each other very well,” said Don Macleod, National’s chief executive officer.  “TI has much greater scale in the marketplace, with its larger portfolio of products and its large global sales force.  This provides a platform to enhance National’s strong and highly profitable analog capability, power management in particular, leading to meaningful growth.”

Each company has unique strengths.  Among them are the breadth of TI’s 30,000 analog products, extensive customer reach, and industry-leading manufacturing including the world’s first 300-millimeter analog factory.  National brings a portfolio of 12,000 analog products, a strong position with customers in the industrial power market, and excellent customer design tools.  Upon close of the transaction, National becomes part of TI’s analog segment, and sales of analog semiconductors will represent almost 50 percent of TI’s revenue.

The combined company also will benefit from National’s manufacturing operations, located in Maine, Scotland and Malaysia, which TI will continue to operate.  Each site has additional capacity to increase production.  National’s headquarters will remain in Santa Clara, California.

Under terms of the agreement, National stockholders will receive $25 in cash for each share of National common stock they hold at the time of closing.  TI expects to fund the transaction with a combination of existing cash balances and debt.  The acquisition is subject to customary closing conditions, including review by U.S. and international regulators and approval by National’s shareholders.  The transaction is expected to close in six to nine months.

The market for analog semiconductors was $42 billion in 2010.  TI is the market leader with 2010 analog revenue of $6.0 billion, or 14 percent of the market.  National’s revenue in calendar year 2010 was about $1.6 billion, or 3 percent of the market.

For more information, see www.ti.com/acquire or www.national.com.

Investor webcast

Today at 5:30 p.m. EDT / 4:30 p.m. CDT / 2:30 p.m. PDT, TI and National will hold a live audio webcast for financial analysts and stockholders to discuss the agreement to acquire National.

The webcast will be hosted by the CEOs of each company, Rich Templeton and Don Macleod, and is accessible at www.ti.com/ir and www.national.com/invest.

About TI

Texas Instruments semiconductor innovations help 80,000 customers unlock the possibilities of the world as it could be — smarter, safer, greener, healthier and more fun.  Our commitment to building a better future is ingrained in everything we do — from the responsible manufacturing of our semiconductors, to caring for our employees, to giving back inside our communities.  This is just the beginning of our story.  Learn more at www.ti.com.

About National

National Semiconductor is a leader in power management technology.  Known for its easy-to-use analog integrated circuits and world-class supply chain, National’s high-performance analog products enable its customers’ systems to be more energy efficient.  Headquartered in Santa Clara, Calif., National reported sales of $1.42 billion for fiscal 2010.  Additional information is available at www.national.com.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally can be identified by phrases such as TI, National or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.  Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements.  It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of TI or National stock.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to:  the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals at all or in a timely manner; the ability of TI to successfully integrate National’s operations, product lines and technology and realize additional opportunities for growth; the ability of TI to realize synergies in terms of growth and cost savings; and the other risks and important factors contained and identified in TI’s most recent Annual Report on Form 10-K or National’s most recent Quarterly Report on Form 10-Q, and other SEC filings of the companies, that could cause actual results to differ materially from the forward-looking statements.

The forward-looking statements included in this release are made only as of the date of this release.  Neither TI nor National undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

National intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with TI.  The definitive proxy statement will be sent or given to the stockholders of National and will contain important information about the proposed merger and related matters.  SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.  The proxy statement and other relevant materials (when they become available), and any other documents filed by National with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.  In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by telephone at (408) 721-5007.

Participants in the Solicitation

National and TI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from National stockholders in connection with the proposed merger.  Information about TI’s directors and executive officers is set forth in TI’s proxy statement for its 2011 Annual Meeting of Stockholders filed with the SEC on March 7, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 25, 2011.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Texas Instruments Incorporated, P.O. Box 660199, MS 8657, Dallas, TX 75266-0199, Attention: Investor Relations, or by going to TI’s Investor Relations page on its corporate web site at www.ti.com.  Information about National’s directors and executive officers is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 11, 2010.  This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that National intends to file with the SEC.

EMPLOYEE QUESTIONS

1)             What was announced today?

TI is buying National for $25 per share in an all-cash transaction and that, upon close, National will become a division of TI’s analog segment under the leadership of Gregg Lowe.  The boards of both companies have unanimously approved this transaction.  National’s board will be recommending its approval at a special meeting of shareholders.  The deal is also subject to regulatory approval.

2)             Why does this deal make sense?

Because the combination of products, technologies and employees makes both companies stronger and offers significant strategic value to customers, shareholders and employees.

3)             Why did TI choose to buy National?

Because National has a rich analog heritage, a strong reputation with customers, talented engineers, and high-class products with great potential.  The thing National hasn’t had is growth, which TI believes it can change by putting National’s product portfolio into the hands of the combined sales force of 2,500.  Within four quarters of closing, it is believed National’s portfolio can grow at 2x the average market rate, just as TI’s does.  Everyone will benefit from more products getting to more customers faster.

4)             When will the deal be finalized?

Before the deal can be finalized, it must be approved by U.S. and international regulators, and it must be approved by National shareholders.  The transaction is expected to close in 6-9 months.

5)             What is this deal worth?

Shareholders of National, including employee shareholders, will receive $25 for each share owned at the time of close.  Total value of the deal is $6.5 billion.

6)             When will we hear directly from TI’s executives about their intent for National?

Rich Templeton, TI’s chairman, president and CEO, and Gregg Lowe, TI senior vice president and leader of the Analog business, will address employees at an All Employees Communications Meeting at 1:30 p.m. PDT on Monday, April 4 in Building E Conference Center.  You also will be able to dial in using the following conference call information:

U.S.:   1-888-423-3273

Outside the U.S.:  +1 612-332-0923

Event Name:  “NTV Live Communication Meeting”

Password:  “Orion”

Further, this meeting will be videotaped for publication on The Signal.  Gregg Lowe, TI senior vice president and leader of the Analog business, will meet with National’s upper management team on Tuesday, April 5.

7)             Will all National employees become employees of Texas Instruments, or will National lay off employees prior to close?  Will TI lay off National employees?

Yes, all employees will become part of TI, and no, National will not lay off employees prior to close.  Prior to close, it is business as usual — both National and TI will continue to operate as separate and distinct companies, and TI will have no influence over National’s employee, customer, partner or supplier relationships.  After close, all then current employees of National will become TI employees.

8)             Will there be layoffs after the deal closes?

TI leaders have clearly said they are acquiring National because they believe National’s technology and talent are a platform for growth.  TI’s goal is 100% retention of the product, engineering, manufacturing, and sales functions.  It is likely, at some point after the deal closes, there will be some redundancies in some of the Corporate Staff areas, which will be identified and communicated quickly after close.

9)            Will there be layoffs in the areas where there is product overlap?

No.  TI and National’s portfolios are complementary and we are focused on growing the combined businesses.  Both TI and National will continue to pursue their current and proposed product and technology plans.  National’s designers will continue to design on National’s existing technology platforms.  Over time, they will be able to take full advantage of TI’s portfolio of processes and package technologies, and similarly, TI’s designers will be able to utilize National’s.  It is expected that the combination of TI and National’s product and technology capabilities will offer customers significantly greater product choices and superior end-system advantages.

10)      Will there be headcount reductions in the areas of customer overlap?

The overwhelming purpose of the combination of sales teams is to drive accelerated revenue growth of the entire product portfolio.  There are no headcount reductions planned among sales or applications engineer roles.  After the transaction closes, there may be some account coverage changes in order to fully optimize the combined selling resources of the company.

11)      TI has significant manufacturing capability — will you need to retain National’s factory operations?

Yes.  TI wants National’s manufacturing operations and technology.  Both are fundamental to our joint pursuit of faster revenue growth.

12)      What about between now and close — do we continue to compete with each other?

Absolutely.  Until this transaction is completely approved by regulators and National’s shareholders, we will continue to compete against each other just as aggressively as we always have.  After close, TI will promote and sell the complete product portfolio of the combined companies.

13)      Will my job change after close?

TI’s focus is on growth, not on shuffling things around.  TI does not want distractions to the focus on revenue growth.

14)      Will National employees remain at their current work locations after close?

Yes.  There are no plans for major relocations and TI has no plan to centralize everything in Dallas.  They are very comfortable with distributed operations and have them all over the world.

15)     What will happen to my vested and unvested stock options and restricted stock units?

Until the deal closes, National employee options and RSUs will continue to vest according to their normal schedule — nothing changes.  After closing, your existing options and RSUs will either cash out at the stated deal price, less the exercise price if any, or roll over into the TI equity program at a predetermined ratio with essentially the same terms and conditions, including vesting.  Within the next two weeks, National’s Stock Administration Group will furnish each employee who has outstanding stock options, restricted shares, or restricted share units with a summary of what this acquisition, when completed, will mean for their vested and unvested options and RSUs when the deal is completed.

16)      How will National fit into TI’s org structure?

National will become a separate and fourth entity (what TI calls an SBE, for “Strategic Business Entity”) within TI’s Analog segment.  Other TI Analog SBEs are High-Performance Analog (HPA), High-Volume Analog & Logic (HVAL) and Power Management entities.  Gregg Lowe, senior vice president and leader of TI’s Analog business, will directly lead National for at least the first year as they get to know the products, technology and people.  National’s manufacturing operations, sales, and G&A functions will report to their corresponding functional leaders inside TI.  Specific reporting announcements will be made after close.

17)      What are your plans for the existing National management team after close?  Will they have jobs?

Right now, both executive teams are focused on what it takes to complete the transaction and plan for a successful integration.  Between now and close, we remain independent companies and will behave as such.

18)      Will my years of National service transfer to TI?

Yes, National’s employees’ prior service will continue to count for purposes of vacation accruals, severance plan benefits and the retirement and termination provisions of equity compensation.

19)      How will you keep us informed?

There will be regular employee communications meetings with Q&A time.  Videos of these meetings will be made available and any supplementary Q&A materials will be posted on The Signal.  Managers also will be provided with up-to-date information for sharing with you.

20)      Will my pay or benefits change?

Base pay will not change.  Pay and benefits in total will be comparable to what National has today.  We will provide full benefits briefings and enrollment assistance as that time approaches.

21)      We are likely to be inundated with headhunter calls following this announcement — why should I ignore those calls and stay with National in the meantime?

We believe the combination of our two companies will offer more compelling and complete analog solutions than any other on the planet.  The combined sales force of the company will be about 10x the size of National’s current force — meaning much greater opportunity for products to be exposed to and successful with customers.  TI will continue to use and develop National’s process and package technologies, and National’s engineers will also be able to access all of TI’s technologies once the deal closes.  Being part of a larger company will offer National’s employees greater career opportunities.  It is our mutual intent to keep National employees fully committed to the company through and beyond the closure of this deal.

22)      If I have further questions about the transition, who should I contact?

We’ve established a way to submit questions through The Signal.  You can submit questions and they will be answered with regular and prompt updates.  Certain information cannot be discussed until after close, and that will be noted as necessary.  Until closing, you should direct questions to National management.

Additional Information and Where to Find It

National Semiconductor Corporation (“National”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Texas Instruments Incorporated. The proxy statement will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by National through the web site maintained by the SEC at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.

National and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of National in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in National’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 8, 2010. This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.

Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed merger and the satisfaction of closing conditions precedent to the consummation of the proposed merger, and other risks identified in National’s most recent Quarterly Report on Form 10-Q, as filed with the SEC on March 30, 2011, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. National assumes no obligation to update any forward-looking statement contained in this communication.

Filed by National Semiconductor Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: National Semiconductor Corporation Commission File No.: 1-6453

April 4, 2011

Dear Customer —

Earlier today National Semiconductor and Texas Instruments announced that we have entered into a definitive agreement under which TI will acquire National.  Attached is the press release we issued, which has more detailed information, but I wanted to take this opportunity to tell you about the news directly and what it means for you as our valued customer.

This deal is a vote of confidence for our world-class products and our highly skilled team, and reflects the leadership position we have built in power management technology and other areas.  It goes without saying that TI is a first-rate global company, and most importantly, they share our commitment to providing quality products and exceptional service to customers.  We think you’ll find that our product portfolios are exceptionally complementary.  Moreover, through this transaction, we will become part of a larger, dynamic organization, which means that this business combination will allow us to deliver additional value to you through a comprehensive portfolio of analog product offerings, expanded manufacturing capacity, and continued excellence in supply chain and support.

While we are very excited about today’s news, this announcement is just the first step in the process.  We must obtain regulatory approvals and National shareholder approval, and we expect that the transaction will take six to nine months to close.  Until that time, we will continue to operate as independent companies, and for us, it is business as usual at National.  We remain focused, as we always have, on execution and results, and will continue to deliver the high-quality products and excellent support levels that you have come to expect from us.

We’ll stay in touch as future developments take place, and we look forward to continuing to serve you.

Please do not hesitate to contact your National account manager with any questions.

Best regards,

Don Macleod

Chairman and Chief Executive Officer

Additional Information and Where to Find It

National Semiconductor Corporation (“National”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Texas Instruments Incorporated. The proxy statement will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by National through the web site maintained by the SEC at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.

National and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of National in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in National’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 8, 2010. This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.

Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed merger and the satisfaction of closing conditions precedent to the consummation of the proposed merger, and other risks identified in National’s most recent Quarterly Report on Form 10-Q, as filed with the SEC on March 30, 2011, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. National assumes no obligation to update any forward-looking statement contained in this communication.

Filed by National Semiconductor Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: National Semiconductor Corporation

Commission File No.: 1-6453

Employee Meeting 1 © 2011 National Semiconductor Corporation. Confidential.

2 © 2011 National Semiconductor Corporation. Confidential. Forward-Looking Statements Additional Information and Where to Find It National Semiconductor Corporation (“National”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Texas Instruments Incorporated. The proxy statement will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by National through the web site maintained by the SEC at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com. National and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of National in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in National’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 8, 2010. This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com. Forward-Looking Statements This communication may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed merger and the satisfaction of closing conditions precedent to the consummation of the proposed merger, and other risks identified in National’s most recent Quarterly Report on Form 10-Q, as filed with the SEC on March 30, 2011, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. National assumes no obligation to update any forward-looking statement contained in this communication.

Don Macleod Chairman and Chief Executive Officer 3 © 2011 National Semiconductor Corporation. Confidential.

Agenda Don Macleod, Chairman and Chief Executive Officer Today’s announcement Strategic rationale Rich Templeton, TI Chairman and CEO About TI Gregg Lowe, TI Senior Vice President, Analog TI and National: The Vision Post Closing Don Macleod, Chairman and Chief Executive Officer Merger process Running the business – guidelines FAQs Next steps, wrap-up and mission 4 © 2011 National Semiconductor Corporation. Confidential.

Today’s Announcement National Semiconductor will be acquired by Texas Instruments Consideration: Offer price for National of $25.00 per share 100% cash consideration Equity value of $6.5 billion Expected close within 6 to 9 months This is about growth – together we are a stronger analog company 5 © 2011 National Semiconductor Corporation. Confidential.

Strategic Rationale Marketplace/Customers Leverage combined sales force Large/extensive portfolio of analog products Combines two well-established brands Complementary products and technologies (IP) Employees More career opportunities More IP/processes/packages/tools available Market/Customer access through TI’s large sales presence Shareholders Attractive price/premium Leverage National’s business model 6 © 2011 National Semiconductor Corporation. Confidential.

7 About TI Rich Templeton Chairman and CEO April 4, 2011

TI at a glance $14B 2010 revenue Company portfolio has changed – better positions in best markets Out: defense, memory, baseband Focus: Analog and Embedded 28,400 employees Decentralized business units and centralized manufacturing, sales, corporate Growth is our focus Share gain is best metric for how well you are innovating and solving customers’ problems Analog 43% Embedded 15% Other 21% Baseband 12% Wireless 9% 8

TI focuses on Analog and Embedded Processing for growth

- Large markets
  - Analog: $42B
  - Embedded Processing: $18B
- Inside everything electronic
  - ~80,000 TI customers
- Profitable markets with strong cash generation
  - Low capital investment requirements
- Fragmented competition
  - Analog: top eight companies comprise ~50% of market
  - Embedded Processing: top four companies comprise ~50% of market
- Strong positions, and plenty of room to grow
  - #1 in Analog, ~14% share
  - #2 in Embedded Processing ~12% share

Texas Instruments
9

TI portfolio and growth expectations Baseband Other Wireless Embedded Processing Analog Growth assumptions Baseband = 0 by 2013 Other = 2% CAGR 12% 21% 9% 15% 43% $14B Core businesses = 2x the market vs. 3-5 year CAGR* i.e., Market = 4%, then TI Core = 8% Market = 8%, then TI Core = 16% *Source: WSTS 10 2010

We can grow 2x the market average Great products serve more of our customers’needs Breadth and depth of portfolio, rapidly expanding More sales and applications engineers are calling on more customers Disproportionate advantages in China, India We have manufacturing and technology scale advantages Industry’s first 300mm analog fab Differentiated process and packaging technologies Volume supply and cost leverage Focused R&D 11

Core has grown 2x since 3Q08 *Source: WSTS w/o memory, estimate $ (normalized) Revenue Semiconductor market* up 5% TI Core Businesses up 22% Analog 20% Embedded 26% Wireless 28% 12 0.6 0.7 0.8 0.9 1.0 1.1 1.2 1.3 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Why this deal makes sense It is consistent with TI’s focus on Analog and Embedded Processing. Our combined product portfolios are stronger. We can grow National’s revenue faster together, and maybe ours also. Growth makes the financial numbers work, even with the handsome premium. 13

TI and National: The Vision Post Closing Gregg Lowe Senior Vice President, Analog April 4, 2011 14

The environment is right for growth Now is a unique time for growth More people entering the economy (China, India) More electronics per person (smartphones, tablets, cars, infrastructure) Analog is in everything electronic. There literally is something to sell to every customer in the world. We’re thrilled to add a team with such a rich analog history, strong reputation with customers, and skilled engineers. Together, we are stronger: more products to sell to more customers, and more engineers to develop more products. It’s time to grow. 15

Key points This is about growth – growing 2x the market within four quarters after close. We will operate National as a separate business unit inside our Analog segment. You will have the same processes / packages / manufacturing choices you have today ... and any you want from TI. We will have a single face to the customer via sales channels and the web. Our product portfolios are complementary. There will be consolidation of duplicative G&A functions, not product, engineering, manufacturing or sales jobs. 16

Don Macleod Chairman and Chief Executive Officer 17 © 2011 National Semiconductor Corporation. Confidential.

Merger Process 18 © 2011 National Semiconductor Corporation. Confidential. Likely timeframe 6 to 9 months

Some Antitrust Guidelines Don’t try to influence each other’s sales, marketing, pricing or any business function Don’t give TI a “heads up” or veto or approval power Don’t follow orders from or give orders to TI employees Don’t engage in joint purchasing or selling Don’t approach customers or suppliers together, or represent one another in commercial activities Don’t discuss topics of strategic importance Full guidelines will be published on The Signal; if you have any questions or concerns, speak to your manager 19 © 2011 National Semiconductor Corporation. Confidential. We are separate companies until close business as usual

Frequently Asked Questions How will National’s organization be aligned with TI? Will there be layoffs as a result of this consolidation? Will there be relocations or office closings? Will my pay or benefits change? What will happen to my vested and unvested stock options and Restricted Stock Units? Will my job grade or title change? 20 © 2011 National Semiconductor Corporation. Confidential.

Next Steps – Communications Department communication meetings Upper management meeting Video of today’s meeting posted on The Signal Q&A posted on The Signal 21 © 2011 National Semiconductor Corporation. Confidential.

Wrap-Up Two analog industry leaders combine National shareholders to receive significant cash premium National business units/product lines and engineering support to retain organizational identity within TI Manufacturing plants to continue with mission as is Transition in with equivalent employee conditions/benefits 22 © 2011 National Semiconductor Corporation. Confidential.

Mission Revenue growth Business continuity Respect “rules of engagement” until transaction closes We are still separate companies – and competitors 23 © 2011 National Semiconductor Corporation. Confidential.

Employee Meeting 24 © 2011 National Semiconductor Corporation. Confidential.

Filed by National Semiconductor Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: National Semiconductor Corporation

Commission File No.: 1-6453

TI to Acquire National Semiconductor Companywide Key Messages 1 © 2011 National Semiconductor Corporation. Confidential.

Forward-Looking Statements Additional Information and Where to Find It National Semiconductor Corporation (“National”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Texas Instruments Incorporated. The proxy statement will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by National through the web site maintained by the SEC at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com. National and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of National in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in National’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 8, 2010. This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com. Forward-Looking Statements This communication may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed merger and the satisfaction of closing conditions precedent to the consummation of the proposed merger, and other risks identified in National’s most recent Quarterly Report on Form 10-Q, as filed with the SEC on March 30, 2011, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. National assumes no obligation to update any forward-looking statement contained in this communication. 2 © 2011 National Semiconductor Corporation. Confidential.

Today’s Announcement National Semiconductor will be acquired by Texas Instruments Consideration: Offer price for National of $25.00 per share 100% cash consideration Equity value of $6.5 billion Expected close within 6 to 9 months This is about growth – together we are a stronger analog company 3 © 2011 National Semiconductor Corporation. Confidential.

Why This Deal Makes Sense The combination of the two companies offers significant strategic value to all stakeholders National Semiconductor has A strong foundation and brand in power management, in industrial markets and in some new energy-efficient applications (e.g. LED, solar, electric vehicle battery power) Industry-leading supply chain, in-house manufacturing and a strong financial model with great margins and earnings leverage TI brings A much larger platform to marketplace A portfolio of 30,000 parts, large global sales force A much broader engineering base and intellectual property portfolio In-house 300mm fab capacity coming online 4 © 2011 National Semiconductor Corporation. Confidential.

Why This Deal Makes Sense (cont.) Customers, employees and shareholders of both companies will benefit from this transaction Benefits to customers Much larger portfolio to choose from Combined sales force will be 10x the size of National’s current team Benefits to employees Opportunities for career development in larger organization For engineers, larger selection of circuit design, package, manufacturing process and other technologies Benefits to shareholders Attractive cash price and return For TI shareholders, a vehicle to unlock revenue growth by leveraging our business model with TI’s strengths 5 © 2011 National Semiconductor Corporation. Confidential.

What Will this Mean for National’s Employees? National will become a standalone business within TI’s Analog group Santa Clara will remain the headquarters for National; manufacturing sites remain intact TI’s goal is 100% retention of the Product, Engineering, Manufacturing and Sales functions After close, will address duplicated positions in corporate functions Expanded career opportunities with a larger company Compensation and benefits Transition in with no reduction in base/incentive compensation; benefits broadly equivalent 6 © 2011 National Semiconductor Corporation. Confidential.

What do We Need to do Now? Until the deal closes, National and TI remain competitors Continue to drive the business Stay focused on executing on our business plans (LTP and STP) and on revenue growth Be aware of antitrust restrictions and guidelines (more on that in a moment) Watch for more communication from us in the days and weeks ahead 7 © 2011 National Semiconductor Corporation. Confidential.

Antitrust: Background U.S. and European Union antitrust laws require that until closing, National and TI remain competitors Violation could delay the transaction and result in civil and criminal penalties Each company must run its business as usual Challenges: National employees may want to begin establishing working relationships with future colleagues TI may want to learn more about National in preparation for post-closing integration 8 © 2011 National Semiconductor Corporation. Confidential.

Antitrust: Key Principles Hart-Scott-Rodino Act period Buyer can’t take beneficial ownership, or run National “by proxy” Sales, R&D, operations decisions are independent of each other Sherman Antitrust Act No coordination/collaboration of commercial efforts No carving up of customers No sharing price/cost information Bottom line We’re still competitors – we must behave that way in all commercial transactions All integration planning meetings carefully coordinated to avoid issues Any concerns or questions, contact Todd DuChene, General Counsel, at 408-721-8633 or Amanda Reeves of Latham & Watkins, at 202-637-2183 Separate management National employees must not report to TI employees – no “dotted lines” National employees should not sit in on TI’s decision-making, or embed observers in company operations Joint communications OK: Joint presentations to “sell the deal” to employees, shareholders customers and suppliers Not OK: Joint sales calls or meetings; jointly selling the merging firms’ products Integration planning OK: Joint planning for competitive post-closing conduct Not OK: agreements on competitive pre-closing conduct (e.g. agreement to drop a particular supplier or distributor now) 9 © 2011 National Semiconductor Corporation. Confidential.

Antitrust: Rules for Pre-Closing Period Don’t agree on prices, customer territories, bids, product roadmaps, R&D initiatives or slow-rolling contract negotiations; this is criminal antitrust activity Don’t accept attempts by TI to influence National’s sales, marketing, pricing or any business function – and do not attempt to influence theirs Report any potential antitrust concerns to Todd DuChene, General Counsel, at 408-721-8633 or Amanda Reeves of Latham Watkins, at 202-637-2183 Don’t give TI a “heads up” or veto or approval power for sales, R&D, strategic planning, etc. Don’t follow orders from TI, or issue orders to their employees 10 © 2011 National Semiconductor Corporation. Confidential.

Don’t commingle assets, revenues or employees (e.g., don’t have TI’s distributors deliver National’s products) Don’t engage in joint purchasing or selling without express prior approval of our Legal Department Don’t approach customers or suppliers together with regard to ongoing commercial activities; don’t represent National as an agent or representative of TI, or vice versa Don’t discuss current or future prices, services, costs, investments, competitive R&D initiatives, marketing and sales plans or similar topics of strategic importance Don’t compare notes with TI regarding their customers and suppliers 11 © 2011 National Semiconductor Corporation. Confidential. Antitrust: Rules for Pre-Closing Period

Closing Comments You have built a company that is highly regarded by its customers and its strongest competitors You have created a strong portfolio of products and innovative technology and packaging that is valued in the analog market You deliver quality products customers need to solve their most challenging needs in today’s marketplace You provide customers with reliable manufacturing and supply chain performance, and go the extra mile to respond to customers’ requests Keep it going – we’re still driving growth! 12 © 2011 National Semiconductor Corporation. Confidential.

Contacts For more information regarding antitrust guidelines, contact: Todd DuChene Amanda Reeves General Counsel Latham & Watkins LLP Phone: 408-721-8633 Phone: 202-637-2183 E-mail: todd.duchene@nsc.com E-mail: amanda.reeves@lw.com For press and external inquiries, as well as employee-related questions, contact: Lee Ann Schlatter, Corporate Communication Phone: 408-721-7680 E-mail: leeAnn.schlatter@nsc.com 13 © 2011 National Semiconductor Corporation. Confidential.